      As filed with the Securities and Exchange Commission on April 6, 2000
                                                     Registration No. 333-75908

===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM S-8

                             REGISTRATION STATEMENT

                                      Under

                           THE SECURITIES ACT OF 1933

                              --------------------

                       LODGENET ENTERTAINMENT CORPORATION

             (Exact name of registrant as specified in its charter)

         DELAWARE                                             46-0371161
-------------------------------     ------------------    ------------------
(State or other jurisdiction of                            (I.R.S. Employer
 incorporation or organization)                           Identification No.)

                            3900 WEST INNOVATION STREET
                          SIOUX FALLS, SOUTH DAKOTA 57107
                                   (605) 988-1000
--------------------------------------------------------------------------------
           (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                       LODGENET ENTERTAINMENT CORPORATION
                              STOCK OPTION PLAN
--------------------------------------------------------------------------------
          (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                     Copies to:

           Scott C. Petersen                           Gregg F. Vignos, Esq.
         Chief Executive Officer                   Pillsbury Madison & Sutro LLP
    LodgeNet Entertainment Corporation                   50 Fremont Street
      3900 West Innovation Street                     San Francisco, CA 94105
    Sioux Falls, South Dakota 57107                        (415) 983-1000
           (605) 988-1000

                         CALCULATION OF REGISTRATION FEE

===============================================================================================
    Title of          Amount To           Proposed             Proposed           Amount of
   Securities      Be Registered(1)   Maximum Offering     Maximum Aggregate   Registration Fee
to be registered                      Price Per Share(2)   Offering Price(2)
----------------   ----------------   ------------------   -----------------   ----------------
  Common Stock         1,550,000           $19.875            $30,806,250           $8,135
===============================================================================================

(1)  Calculated pursuant to General Instruction E to Form S-8.

(2) Estimated solely for the purpose of calculating the registration fee on the basis of the average of the high and low prices as reported on the Nasdaq National Market on April 5, 2000.

(3)  Calculated pursuant to Rule 457(h) under the Securities Act of 1933.

     The Registration Statement shall become effective upon filing in accordance with Rule 462 under the Securities Act of 1933.

                        INFORMATION REQUIRED PURSUANT TO
                        GENERAL INSTRUCTION E TO FORM S-8

GENERAL INSTRUCTION E INFORMATION

         This Registration Statement is being filed for the purpose of increasing the number of securities of the same class as other securities for which a Registration Statement of the Registrant on Form S-8 relating to the same employee benefit plan is effective.

         The Registrant's Registration Statement on Form S-8 filed with the Securities and Exchange Commission on March 1, 1994, File No. 33-75908, is hereby incorporated by reference.

INCORPORATION OF DOCUMENTS BY REFERENCE

         The following documents filed by the Registrant with the Securities and Exchange Commission are incorporated by reference in this Registration
Statement:

         (1) The Registrant's Annual Report on Form 10-K (File No. 000-22334) for the fiscal year ended December 31, 1999, which contains, among other things, the consolidated financial statements of Registrant and certain supplementary data for the fiscal year ended December 31, 1999 together with the report thereon of Arthur Andersen LLP, independent public accountants.

         In addition, all documents subsequently filed by the Registrant pursuant to Section 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

                                    EXHIBITS

EXHIBIT
NUMBER              EXHIBIT
-------             -------
   5.1     Opinion of Pillsbury Madison & Sutro LLP.

  23.1     Consent of Arthur Andersen LLP, Independent Public Accountants.

  23.2     Consent of Pillsbury Madison & Sutro LLP (included in Exhibit 5.1).

  24.1     Power of Attorney (see Page 4).

  99.1     LodgeNet Entertainment Corporation Stock Option Plan, as amended.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sioux Falls, State of South Dakota, on April 5, 2000.

                                            LODGENET ENTERTAINMENT CORPORATION

                                            By    /s/ SCOTT C. PETERSEN
                                               -------------------------------
                                                      Scott C. Petersen
                                                    Chief Executive Officer
                                                 (Principal Executive Officer)


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Scott C. Petersen and Jeffrey T. Weisner, and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to this Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

               SIGNATURE                                    TITLE                           DATE
               ---------                                    -----                           ----
         /s/ SCOTT C. PETERSEN               President and Chief Executive Officer     April 5, 2000
-----------------------------------------    (Principal Executive Officer) and
             Scott C. Petersen               Director


        /s/ JEFFREY T. WEISNER               Senior Vice President and Chief           April 5, 2000
----------------------------------------     Financial Officer (Principal Financial
            Jeffrey T. Weisner               Officer)


        /s/  RONALD W. PIERCE                Vice President and Corporate Controller   April 5, 2000
---------------------------------------
             Ronald W. Pierce


        /s/  TIM C. FLYNN                    Chairman of the Board                     April 5, 2000
----------------------------------------
             Tim C. Flynn


        /s/ R. DOUGLAS BRADBURY              Director                                  April 5, 2000
----------------------------------------
            R. Douglas Bradbury


        /s/ LAWRENCE FLINN, JR.              Director                                  April 5, 2000
----------------------------------------
            Lawrence Flinn, Jr.


        /s/ RICHARD R. HYLLAND               Director                                  April 5, 2000
----------------------------------------
            Richard R. Hylland


        /s/ R. F. LEYENDECKER                Director                                  April 5, 2000
----------------------------------------
            R. F. Leyendecker

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                   EXHIBIT
-------                  -------
  5.1      Opinion regarding legality of securities to be offered.

 23.1      Consent of Arthur Andersen LLP, Independent Public Accountants.

 23.2      Consent of Pillsbury Madison & Sutro LLP (included in Exhibit 5.1).

 24.1      Power of Attorney (see Page 4).

 99.1      LodgeNet Entertainment Corporation Stock Option Plan.